                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                             --------------------

                                   FORM 8-K

                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event report)                       7-MAR-97


                  The Money Store Inc. (as Representative) and Transworld Insurance Company d/b/a Educaid (as Seller) under a First Supplemental Sale and Servicing Agreement, dated as of December 27, 1995 providing for the issuance of ClassNotes Trust 1995-1 (f/k/a Education Loan Alliance 1995-1), Asset Backed Notes, Series 1995-2


                    The Money Store Inc., as Representative
                    ---------------------------------------
             Transworld Insurance Company d/b/a Educaid, As Seller
      ===============================================================
            (Exact name of regristrant as specified in its charter)


New Jersey                                                         22-2293022
----------                                                         ----------
Arizona                           33-89200                         86-0255348
-------                           --------                         ----------

(State or other     (Commission                                 (IRS Employer
jurisdiction of     File Number)                                 ID Number)
incorporation)


2840 Morris Avenue, Union, New Jersey  07083
----------------------------------------------
(Address of principal executive officer)


Registrant's Telephone Number,
including area code:                                        908-686-2000
                                                           ------------------

                                      n/a
-----------------------------------------------------
(Former name or former address, if changed since last report)

Item 5   Other Events
         ------------


         Attached herein as Annex A is a copy of the Monthly Statement sent to Class A-5 Noteholders, Class A - 6 Noteholders with respect to the following Distribution Dates:




         A-5............................................       07-Mar-97
                                                               14-Mar-97
                                                               21-Mar-97
                                                               28-Mar-97


         A-6.............................................      18-Mar-97



Item 7   Financial Statements and Exhibits
         ---------------------------------
         The Quarterly Report on Form 10Q for the period ended September 30, 1996 which has been filed with the Securities and Exchange Commission by AMBAC Inc., is hereby incorporated into this Form 8-K.

                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                           CLASSNOTES TRUST 1995-I


                           THE MONEY STORE INC., Representative
                           TRANS-WORLD INSURANCE COMPANY, Seller




                           By: /s/ Harry Puglisi
                           ----------------------------
                               Name:  Harry Puglisi
                               Title: Treasurer
                                      of The Money Store Inc. and
                           Trans-World Insurance Company
                                      d/b/a Educaid


Dated:  03/31/97

                         TRANS-WORLD INSURANCE COMPANY
                              2840 MORRIS AVENUE
                               UNION, NJ  07083


                                                     CLASSNOTES TRUST 1995 - I
                       Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement
                       CLASS A-5                  Determination Date                           02/28/97
Cusip # 182743ABO                                 Distribution Date                            03/07/97
                                                  Record Date                                  03/05/97


(i) Amount of Principal being paid or distributed in respect of the Notes

                CLASS A-5 NOTES                                                         0.00
                Per $50,000 original principal amount of the Notes                  0.000000


(ii) Amount of Interest being paid or distributed in respect of the Notes

                CLASS A-5 NOTES                                                    97,107.50
                Per $50,000 original principal amount of the Notes                 52.208333


(iii)      (A)  Amount of Noteholders' Auction Rate
                Interest Carryover being paid or distributed in respect of the Notes

                CLASS A-5 NOTES                                                         0.00
                Per $50,000 original principal amount of the Notes                  0.000000

           (B)  Remaining Amount of Noteholders' Auction
                Rate Interest Carryover to be paid or distributed in respect of the Notes

                CLASS A-5 NOTES                                                         0.00
                Per $50,000 original principal amount of the Notes                  0.000000


(iv)       Pool Balance at end of preceding Collection Period                 612,793,551.94


(v)        Outstanding Principal amount after giving effect to
            distributions on this Note Distribution Date:

                CLASS A-5 NOTES                                                93,000,000.00


(vi)       Applicable Interest Rate:
                (a)   In general:
                      1.  Auction Rate for the prior Interest Period:

                                CLASS A-5 NOTES
                                  PERIOD 1                                         5.349000%
                                  PERIOD 2                                         5.350000%
                                  PERIOD 3                                         5.300000%
                                CURRENT RATE    (Based on Auction)                 5.370000%


                 2.  NET LOAN RATE
                       PERIOD 1                                              6.665000%
                       PERIOD 2                                              6.544000%
                       PERIOD 3                                              6.675000%

         (b)   Amount of Interest that would have been paid
                on such Note Distribution Date if Interest was
                calculated instead based on the Net Loan Rate              119,982.92

(vii)    (a)   Service Fee for related Collection Period  (Pro Rata)        41,502.40
               Per $50,000 original principal amount of the Notes           22.313118

         (b)   Service Fee Carryover for related Collection Period
               1.  Distributed                                                   0.00
               Per $50,000 original principal amount of the Notes            0.000000

               2.  Remaining Balance                                             0.00
               Per $50,000 original principal amount of the Notes            0.000000


(viii)     Amount of Fees for related Collection Period:

               1.  Administration Fee  (Pro Rata)                            1,162.50
               Per $50,000 original principal amount of the Notes            0.625000

               2.  Auction Agent Fee  (Pro Rata)                            19,349.17
               Per $50,000 original principal amount of the Notes           10.402778

               3.  Indenture Trustee Fee  (Pro Rata)                             0.00
               Per $50,000 original principal amount of the Notes            0.000000

               4.  Eligible Lender Trustee Fee  (Pro Rata)                     569.98
               Per $50,000 original principal amount of the Notes            0.306440

               5.  Surety Provider Fee  (Pro Rata)                           6,148.33
               Per $50,000 original principal amount of the Notes            3.305556


(ix)     Amount of payments to the Surety Provider in
         reimbursement of prior draws under any Note
         Surety Bond or the Certificate Surety Bond                              0.00

(x)      Aggregate amount of Realized losses for the
         related Collection period                                               0.00

(xi)     Aggregate amount received with respect to Financed
         Student Loans for which Realized Losses were
         allocated previously                                                    0.00

(xii)    (a)   Amount of the distribution attributable to amounts
               in the Reserve Account                                            0.00

         (b)   Amount of any other withdrawals from the Reserve
               Account for such Distribution Date                               0.00

         (c)   Amount in the Reserve Account                             2,155,136.15

(xiii )    Amount of any draw required to be made under a Note Surety bond (together with any other information required to make
           such draw)                                                     0.00


(xiv)    (a)     Portion (if any) of the distribution attributable to amounts on
                 deposit in the Pre-Funding Account                                                      0.00

         (b)     Amount in the Pre-Funding Account                                              30,071,016.61

(xv)     Aggregate amount if any paid by the Eligible Lender Trustee for
         Additional Financed Student Loans during the preceding collection
         period                                                                                          0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                (a) CLASS A-1 NOTES                                                                      0.00
                (b) CLASS A-1 NOTES (Only if Class___ Notes
                    have been paid in full)                                                              0.00

(xvii)   Aggregate amount (if any) paid for Financed Student Loans during
         the preceding collection period.                                                                0.00

(xviii)  As of the end of the preceding Collection Period:

         (a)  Number of Financed Student Loans that are 30 to 60 days                           12,822,414.41
              Delinquent

         (b)  Number of Financed Student Loans that are 61 to 90 days                            5,313,881.76
              Delinquent

         (c)  Number of Financed Student Loans that are 91 to 180 days                           4,814,297.98
              Delinquent

         (d)  Number of Financed Student Loans that are more than 181                            2,098,616.52
              days Delinquent

         (e)  Number of Financed Student Loans for which claims have been filed with the appropriate Guarantor and which are
              awaiting payment                                                                   1,814,749.18

(xix)    Parity Percentage                 Numberator                       687,514,530.89
                                                                            --------------
         as of 01/31/97                   Denominator                       681,472,578.35             100.89%

(xx)     Excess of amounts deposited into the Collection
         Account with respect to the sale by the Trust of
         Serial Loans over the aggregate Purchase amount
         of such loans (such excess to be distributed to
         Student Holdings)                                                                         298,189.55

(xxi)    Amount of Additional Principal Payments, if any, made on
         such Distribution Date                                                                          0.00


The Money Store, Inc.


By: /s/Harry Puglisi
--------------------------
   Harry Puglisi
   Treasurer

                         TRANS-WORLD INSURANCE COMPANY
                              2840 MORRIS AVENUE
                               UNION, NJ  07083


                                                     CLASSNOTES TRUST 1995 - I
           Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement
           CLASS A-5                          Determination Date                       03/07/97
Cusip # 182743ABO                             Distribution Date                        03/14/97
                                              Record Date                              03/12/97


(i) Amount of Principal being paid or distributed in respect of the Notes

                CLASS A-5 NOTES                                                                 0.00
                Per $50,000 original principal amount of the Notes                          0.000000


(ii) Amount of Interest being paid or distributed in respect of the Notes

                CLASS A-5 NOTES                                                            96,565.00
                Per $50,000 original principal amount of the Notes                         51.916667


(iii)      (A)  Amount of Noteholders' Auction Rate
                Interest Carryover being paid or distributed in respect of the Notes

                CLASS A-5 NOTES                                                                 0.00
                Per $50,000 original principal amount of the Notes                          0.000000

           (B)  Remaining Amount of Noteholders' Auction
                Rate Interest Carryover to be paid or distributed in respect of the Notes

                CLASS A-5 NOTES                                                                 0.00
                Per $50,000 original principal amount of the Notes                          0.000000


(iv)       Pool Balance at end of preceding Collection Period                         612,793,551.94


(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                CLASS A-5 NOTES                                                        93,000,000.00


(vi)       Applicable Interest Rate:
                (a)   In general:
                      1.  Auction Rate for the prior Interest Period:

                                CLASS A-5 NOTES
                                     PERIOD 1                                              5.350000%
                                     PERIOD 2                                              5.300000%
                                     PERIOD 3                                              5.370000%
                                CURRENT RATE    (Based on Auction)                         5.340000%



                 2.  NET LOAN RATE
                        PERIOD 1                                                   6.665000%
                        PERIOD 2                                                   6.544000%
                        PERIOD 3                                                   6.675000%

         (b)   Amount of Interest that would have been paid
               on such Note Distribution Date if Interest was
               calculated instead based on the Net Loan Rate                      119,982.92

(vii)    (a)   Service Fee for related Collection Period  (Pro Rata)               41,502.40
               Per $50,000 original principal amount of the Notes                  22.313118

         (b)   Service Fee Carryover for related Collection Period
               1.  Distributed                                                          0.00
               Per $50,000 original principal amount of the Notes                   0.000000

               2.  Remaining Balance                                                    0.00
               Per $50,000 original principal amount of the Notes                   0.000000


(viii)   Amount of Fees for related Collection Period:

               1.  Administration Fee  (Pro Rata)                                   1,162.50
               Per $50,000 original principal amount of the Notes                   0.625000

               2.  Auction Agent Fee  (Pro Rata)                                   19,349.17
               Per $50,000 original principal amount of the Notes                  10.402778

               3.  Indenture Trustee Fee  (Pro Rata)                                    0.00
               Per $50,000 original principal amount of the Notes                   0.000000

               4.  Eligible Lender Trustee Fee  (Pro Rata)                            569.98
               Per $50,000 original principal amount of the Notes                   0.306440

               5.  Surety Provider Fee  (Pro Rata)                                  6,148.33
               Per $50,000 original principal amount of the Notes                   3.305556


(ix)       Amount of payments to the Surety Provider in
           reimbursement of prior draws under any Note
           Surety Bond or the Certificate Surety Bond                                   0.00

(x)        Aggregate amount of Realized losses for the
           related Collection period                                                    0.00

(xi)       Aggregate amount received with respect to Financed
           Student Loans for which Realized Losses were
           allocated previously                                                         0.00

(xii)      (a)  Amount of the distribution attributable to amounts
                in the Reserve Account                                                  0.00

            (b) Amount of any other withdrawals from the Reserve
                Account for such Distribution Date                                      0.00

            (c) Amount in the Reserve Account                                   2,155,136.15


(xiii)      Amount of any draw required to be made under a Note Surety bond (together with any other information required to make
   such draw)                                                            0.00




(xiv)    (a)     Portion (if any) of the distribution attributable to amounts on
                 deposit in the Pre-Funding Account                                                          0.00

         (b)     Amount in the Pre-Funding Account                                                  30,071,016.61

(xv)     Aggregate amount if any paid by the Eligible Lender Trustee for
         Additional Financed Student Loans during the preceding collection
         period                                                                                              0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

         (a) CLASS A-1 NOTES                                                                                 0.00
         (b) CLASS A-1 NOTES (Only if Class___ Notes
             have been paid in full)                                                                         0.00

(xvii)  Aggregate amount (if any) paid for Financed Student Loans during
        the preceding collection period.                                                                     0.00

(xviii) As of the end of the preceding Collection Period:

          (a)  Number of Financed Student Loans that are 30 to 60 days                              12,822,414.41
               Delinquent

          (b)  Number of Financed Student Loans that are 61 to 90 days                               5,313,881.76
               Delinquent

          (c)  Number of Financed Student Loans that are 91 to 180 days                              4,814,297.98
               Delinquent

          (d)  Number of Financed Student Loans that are more than 181                               2,098,616.52
               days Delinquent

          (e)  Number of Financed Student Loans for which claims have been filed with the appropriate Guarantor and which are
               awaiting payment                                                                      1,814,749.18

(xix)     Parity Percentage                 Numerator 687,514,530.89
                                                      --------------
          as of     01/31/97              Denominator 681,472,578.35                                      100.89%

(xx)      Excess of amounts deposited into the Collection
          Account with respect to the sale by the Trust of
          Serial Loans over the aggregate Purchase amount
          of such loans (such excess to be distributed to
          Student Holdings)                                                                            298,189.55

(xxi)     Amount of Additional Principal Payments, if any, made on
          such Distribution Date                                                                             0.00


The Money Store, Inc.



By: /s/ Harry Puglisi
---------------------
Harry Puglisi
Treasurer

                         TRANS-WORLD INSURANCE COMPANY
                              2840 MORRIS AVENUE
                               UNION, NJ  07083


                              CLASSNOTES TRUST 1995 - I
                       Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement
                       CLASS A-5                         Determination Date                        03/14/97
Cusip # 182743ABO                                        Distribution Date                         03/21/97
                                                         Record Date                               03/19/97

(i) Amount of Principal being paid or distributed in respect of the Notes

                CLASS A-5 NOTES                                                                0.00
                Per $50,000 original principal amount of the Notes                         0.000000


(ii) Amount of Interest being paid or distributed in respect of the Notes

                CLASS A-5 NOTES                                                           97,107.50
                Per $50,000 original principal amount of the Notes                        52.208333


(iii) (A)  Amount of Noteholders' Auction Rate
           Interest Carryover being paid or distributed in respect of the Notes

                CLASS A-5 NOTES                                                                0.00
                Per $50,000 original principal amount of the Notes                         0.000000

      (B)  Remaining Amount of Noteholders' Auction
           Rate Interest Carryover to be paid or distributed in respect of the Notes

                CLASS A-5 NOTES                                                                0.00
                Per $50,000 original principal amount of the Notes                         0.000000


(iv)  Pool Balance at end of preceding Collection Period                             612,793,551.94


(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                CLASS A-5 NOTES                                                       93,000,000.00


(vi)  Applicable Interest Rate:
      (a)   In general:
            1.  Auction Rate for the prior Interest Period:

                CLASS A-5 NOTES
                  PERIOD 1                                                                5.300000%
                  PERIOD 2                                                                5.370000%
                  PERIOD 3                                                                5.340000%
                CURRENT RATE    (Based on Auction)                                        5.370000%


                 2.  NET LOAN RATE
                           PERIOD 1                                                    6.665000%
                           PERIOD 2                                                    6.544000%
                           PERIOD 3                                                    6.675000%

         (b)   Amount of Interest that would have been paid
               on such Note Distribution Date if Interest was
              calculated instead based on the Net Loan Rate                           119,982.92

(vii)      (a)   Service Fee for related Collection Period  (Pro Rata)                  41,502.40
                 Per $50,000 original principal amount of the Notes                     22.313118

            (b)   Service Fee Carryover for related Collection Period
                    1.  Distributed                                                         0.00
                  Per $50,000 original principal amount of the Notes                    0.000000

                    2.  Remaining Balance                                                   0.00
                  Per $50,000 original principal amount of the Notes                    0.000000


(viii)     Amount of Fees for related Collection Period:

                    1.  Administration Fee  (Pro Rata)                                  1,162.50
                  Per $50,000 original principal amount of the Notes                    0.625000

                    2.  Auction Agent Fee  (Pro Rata)                                   19,349.17
                  Per $50,000 original principal amount of the Notes                    10.402778

                    3.  Indenture Trustee Fee  (Pro Rata)                                   0.00
                  Per $50,000 original principal amount of the Notes                    0.000000

                    4.  Eligible Lender Trustee Fee  (Pro Rata)                           569.98
                  Per $50,000 original principal amount of the Notes                    0.306440

                    5.  Surety Provider Fee  (Pro Rata)                                 6,148.33
                  Per $50,000 original principal amount of the Notes                    3.305556

(ix)       Amount of payments to the Surety Provider in
           reimbursement of prior draws under any Note
           Surety Bond or the Certificate Surety Bond                                       0.00

(x)        Aggregate amount of Realized losses for the
           related Collection period                                                        0.00

(xi)       Aggregate amount received with respect to Financed
           Student Loans for which Realized Losses were
           allocated previously                                                             0.00

(xii)      (a)     Amount of the distribution attributable to amounts
                   in the Reserve Account                                                   0.00

            (b)     Amount of any other withdrawals from the Reserve
                    Account for such Distribution Date                                      0.00

            (c)      Amount in the Reserve Account                                  2,155,136.15


(xiii)    Amount of any draw required to be made under a Note Surety bond (together with any other information required to make
          such draw)                                                                        0.00


(xiv)    (a)     Portion (if any) of the distribution attributable to amounts on
                 deposit in the Pre-Funding Account                                                      0.00

         (b)     Amount in the Pre-Funding Account                                              30,071,016.61

(xv)     Aggregate amount if any paid by the Eligible Lender Trustee for
         Additional Financed Student Loans during the preceding collection
         period                                                                                          0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

         (a) CLASS A-1 NOTES                                                                             0.00
         (b) CLASS A-1 NOTES (Only if Class___ Notes
             have been paid in full)                                                                     0.00

(xvii)  Aggregate amount (if any) paid for Financed Student Loans during
        the preceding collection period.                                                                 0.00

(xviii) As of the end of the preceding Collection Period:

          (a)  Number of Financed Student Loans that are 30 to 60 days                          12,822,414.41
               Delinquent

          (b)  Number of Financed Student Loans that are 61 to 90 days                           5,313,881.76
               Delinquent

          (c)  Number of Financed Student Loans that are 91 to 180 days                          4,814,297.98
               Delinquent

          (d)  Number of Financed Student Loans that are more than 181                           2,098,616.52
               days Delinquent

          (e)  Number of Financed Student Loans for which claims have been filed with the appropriate Guarantor and which are
               awaiting payment                                                                  1,814,749.18

(xix)     Parity Percentage                 Numerator      687,514,530.89
                                                           --------------
          as of 01/31/97                 Denominator       681,472,578.35                             100.89%

(xx)      Excess of amounts deposited into the Collection
          Account with respect to the sale by the Trust of
          Serial Loans over the aggregate Purchase amount
          of such loans (such excess to be distributed to
          Student Holdings)                                                                        298,189.55

(xxi)     Amount of Additional Principal Payments, if any, made on
          such Distribution Date                                                                         0.00


The Money Store, Inc.



By: /s/ Harry Puglisi
----------------------------
Harry Puglisi
Treasurer

                         TRANS-WORLD INSURANCE COMPANY
                              2840 MORRIS AVENUE
                               UNION, NJ  07083




                                                     CLASSNOTES TRUST 1995 - I
                          Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement
                          CLASS A-5                     Determination Date                            03/21/97
Cusip # 182743ABO                                       Distribution Date                             03/31/97
                                                        Record Date                                   03/26/97

(i) Amount of Principal being paid or distributed in respect of the Notes

                CLASS A-5 NOTES                                                             0.00
                Per $50,000 original principal amount of the Notes                      0.000000


(ii) Amount of Interest being paid or distributed in respect of the Notes

                CLASS A-5 NOTES                                                       140,791.67
                Per $50,000 original principal amount of the Notes                     75.694444


(iii)      (A)  Amount of Noteholders' Auction Rate
                Interest Carryover being paid or distributed in respect of the Notes

                CLASS A-5 NOTES                                                             0.00
                Per $50,000 original principal amount of the Notes                      0.000000

           (B)  Remaining Amount of Noteholders' Auction
                Rate Interest Carryover to be paid or distributed in respect of the Notes

                CLASS A-5 NOTES                                                             0.00
                Per $50,000 original principal amount of the Notes                      0.000000


(iv)       Pool Balance at end of preceding Collection Period                     636,926,685.42


(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                CLASS A-5 NOTES                                                   93,000,000.00


(vi)       Applicable Interest Rate:
         (a)   In general:
                 1.  Auction Rate for the prior Interest Period:

                    CLASS A-5 NOTES
                        PERIOD 1                                                     5.370000%
                        PERIOD 2                                                     5.340000%
                        PERIOD 3                                                     5.370000%
                      CURRENT RATE    (Based on Auction)                             5.450000%



                 2.  NET LOAN RATE
                        PERIOD 1                                                      6.665000%
                        PERIOD 2                                                      6.544000%
                        PERIOD 3                                                      6.675000%

         (b)   Amount of Interest that would have been paid
                on such Note Distribution Date if Interest was
                calculated instead based on the Net Loan Rate                        171,404.17

(vii)      (a)   Service Fee for related Collection Period  (Pro Rata)                43,374.82
                 Per $50,000 original principal amount of the Notes                   23.319796

            (b)   Service Fee Carryover for related Collection Period
                    1.  Distributed                                                        0.00
                  Per $50,000 original principal amount of the Notes                   0.000000

                    2.  Remaining Balance                                                  0.00
                  Per $50,000 original principal amount of the Notes                   0.000000


(viii)     Amount of Fees for related Collection Period:

                    1.  Administration Fee  (Pro Rata)                                 1,162.50
                  Per $50,000 original principal amount of the Notes                   0.625000

                    2.  Auction Agent Fee  (Pro Rata)                                 21,422.29
                  Per $50,000 original principal amount of the Notes                  11.517361

                    3.  Indenture Trustee Fee  (Pro Rata)                                  0.00
                  Per $50,000 original principal amount of the Notes                   0.000000

                    4.  Eligible Lender Trustee Fee  (Pro Rata)                          575.48
                  Per $50,000 original principal amount of the Notes                   0.309399

                    5.  Surety Provider Fee  (Pro Rata)                                6,807.08
                  Per $50,000 original principal amount of the Notes                   3.659722


(ix)       Amount of payments to the Surety Provider in
           reimbursement of prior draws under any Note
           Surety Bond or the Certificate Surety Bond                                      0.00

(x)        Aggregate amount of Realized losses for the
           related Collection period                                                       0.00

(xi)       Aggregate amount received with respect to Financed
           Student Loans for which Realized Losses were
           allocated previously                                                            0.00

(xii)      (a)     Amount of the distribution attributable to amounts
                   in the Reserve Account                                                  0.00

            (b)     Amount of any other withdrawals from the Reserve
                    Account for such Distribution Date                                     0.00

            (c)      Amount in the Reserve Account                                 2,164,742.31

(xiii) Amount of any draw required to be made under a Note Surety bond (together with any other information required to make
       such draw)                                                         0.00




(xiv)    (a)     Portion (if any) of the distribution attributable to amounts on
                 deposit in the Pre-Funding Account                                                                0.00

           (b)     Amount in the Pre-Funding Account                                                             573.79

(xv)     Aggregate amount if any paid by the Eligible Lender Trustee for
         Additional Financed Student Loans during the preceding collection
         period                                                                                                    0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

         (a) CLASS A-1 NOTES                                                                                       0.00
         (b) CLASS A-1 NOTES (Only if Class___ Notes
             have been paid in full)                                                                               0.00

(xvii)  Aggregate amount (if any) paid for Financed Student Loans during
        the preceding collection period.                                                                           0.00

(xviii) As of the end of the preceding Collection Period:

          (a)  Number of Financed Student Loans that are 30 to 60 days                                    15,545,002.68
               Delinquent

          (b)  Number of Financed Student Loans that are 61 to 90 days                                     8,851,351.54
               Delinquent

          (c)  Number of Financed Student Loans that are 91 to 180 days                                    4,734,372.01
               Delinquent

          (d)  Number of Financed Student Loans that are more than 181                                     1,808,285.42
               days Delinquent

          (e)  Number of Financed Student Loans for which claims have been filed with the appropriate Guarantor and which are
               awaiting payment                                                                            1,639,847.40

(xix)     Parity Percentage             Numerator               680,841,047.86
                                                                --------------
          as of 02/28/97              Denominator               675,071,209.62                                  100.85%

(xx)      Excess of amounts deposited into the Collection
          Account with respect to the sale by the Trust of
          Serial Loans over the aggregate Purchase amount
          of such loans (such excess to be distributed to
          Student Holdings)                                                                                  310,762.69

(xxi)     Amount of Additional Principal Payments, if any, made on
          such Distribution Date                                                                                   0.00



The Money Store, Inc.



By: /s/ Harry Puglisi
--------------------------
Harry Puglisi
Treasurer

                         TRANS-WORLD INSURANCE COMPANY
                              2840 MORRIS AVENUE
                               UNION, NJ  07083



                                                    CLASSNOTES TRUST  1995 - I
                       Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement
                       CLASS A-6                   Determination Date                              03/12/97
Cusip #  182743AC8                                 Distribution Date                               03/18/97
                                                   Record Date                                     03/14/97

(i) Amount of Principal being paid or distributed in respect of the Notes

                CLASS A-6 NOTES                                                                  0.00
                Per $50,000 original principal amount of the Notes                           0.000000


(ii) Amount of Interest being paid or distributed in respect of the Notes

                CLASS A-6 NOTES                                                            400,133.25
                Per $50,000 original principal amount of the Notes                         202.087500


(iii)      (A)  Amount of Noteholders' Auction Rate
                Interest Carryover being paid or distributed in respect of the Notes

                CLASS A-6 NOTES                                                                  0.00
                Per $50,000 original principal amount of the Notes                           0.000000

           (B)  Remaining Amount of Noteholders' Auction
                Rate Interest Carryover to be paid or distributed in respect of the Notes

                CLASS A-6 NOTES                                                                  0.00
                Per $50,000 original principal amount of the Notes                           0.000000


(iv)       Pool Balance at end of preceding Collection Period                          612,793,551.94


(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                CLASS A-6 NOTES                                                         99,000,000.00


(vi)       Applicable Interest Rate:
         (a)   In general:
                 1.  Auction Rate for the prior Interest Period:

                      CLASS A-6 NOTES
                          PERIOD 1                                                          5.400000%

        PERIOD 2                                                   5.850000%
        PERIOD 3                                                   5.430000%
      CURRENT RATE      (Based on Auction)                         5.389000%




                 2.  NET LOAN RATE
                          PERIOD 1                                                            6.665000%
                          PERIOD 2                                                            6.544000%
                          PERIOD 3                                                            6.675000%

         (b)   Amount of Interest that would have been paid
               on such Note Distribution Date if Interest was
               calculated instead based on the Net Loan Rate                                 493,638.75

(vii)      (a)   Service Fee for related Collection Period  (Pro Rata)                        44,179.98
                  Per $50,000 original principal amount of the Notes                          22.313121

            (b)   Service Fee Carryover for related Collection Period
                    1.  Distributed                                                                0.00
                  Per $50,000 original principal amount of the Notes                           0.000000

                    2.  Remaining Balance                                                          0.00
                 Per $50,000 original principal amount of the Notes                            0.000000


(viii)     Amount of Fees for related Collection Period:

                    1.  Administration Fee  (Pro Rata)                                         1,237.50
                 Per $50,000 original principal amount of the Notes                            0.625000

                    2.  Auction Agent Fee  (Pro Rata)                                         20,597.50
                 Per $50,000 original principal amount of the Notes                           10.402778

                    3.  Indenture Trustee Fee  (Pro Rata)                                          0.00
                 Per $50,000 original principal amount of the Notes                            0.000000

                    4.  Eligible Lender Trustee Fee  (Pro Rata)                                  606.75
                 Per $50,000 original principal amount of the Notes                            0.306440

                    5.  Surety Provider Fee  (Pro Rata)                                        6,545.00
                 Per $50,000 original principal amount of the Notes                            3.305556


(ix)       Amount of payments to the Surety Provider in
           reimbursement of prior draws under any Note
           Surety Bond or the Certificate Surety Bond                                              0.00

(x)        Aggregate amount of Realized losses for the
           related Collection period                                                               0.00

(xi)       Aggregate amount received with respect to Financed
           Student Loans for which Realized Losses were
           allocated previously                                                                    0.00

(xii)      (a)     Amount of the distribution attributable to amounts
                   in the Reserve Account                                                          0.00

            (b)     Amount of any other withdrawals from the Reserve
                    Account for such Distribution Date                                             0.00

            (c)      Amount in the Reserve Account                                         2,155,136.15

(xiii) Amount of any draw required to be made under a Note Surety bond (together with any other information required to make
       such draw)                                                     0.00


(xiv)    (a)     Portion (if any) of the distribution attributable to amounts on
                 deposit in the Pre-Funding Account                                              0.00

           (b)     Amount in the Pre-Funding Account                                    30,071,016.61

(xv)     Aggregate amount if any paid by the Eligible Lender Trustee for
         Additional Financed Student Loans during the preceding collection
         period                                                                                  0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

         (a) CLASS A-1 NOTES                                                                     0.00
         (b) CLASS A-1 NOTES (Only if Class___ Notes
             have been paid in full)                                                             0.00

(xvii)  Aggregate amount (if any) paid for Financed Student Loans during
        the preceding collection period.                                                         0.00

(xviii) As of the end of the preceding Collection Period:

          (a)  Number of Financed Student Loans that are 30 to 60 days                  12,822,414.41
               Delinquent

          (b)  Number of Financed Student Loans that are 61 to 90 days                   5,313,881.76
               Delinquent

          (c)  Number of Financed Student Loans that are 91 to 180 days                  4,814,297.98
               Delinquent

          (d)  Number of Financed Student Loans that are more than 181                   2,098,616.52
               days Delinquent

          (e)  Number of Financed Student Loans for which claims have been filed with the appropriate Guarantor and which are
               awaiting payment                                                          1,814,749.18

(xix)     Parity Percentage                 Numerator          687,514,530.89
                                                               --------------
          as of 01/31/97                  Denominato           681,472,578.35                 100.89%

(xx)      Excess of amounts deposited into the Collection
           Account with respect to the sale by the Trust of
           Serial Loans over the aggregate Purchase amount
           of such loans (such excess to be distributed to
           Student Holdings)                                                               298,189.55

(xxi)     Amount of Additional Principal Payments, if any, made on
          such Distribution Date                                                                 0.00


The Money Store, Inc.



By: /s/ Harry Puglisi
--------------------------
Harry Puglisi
Treasurer